As filed with the Securities and Exchange Commission on November 8, 2010

Registration No. 333-169977

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CKE RESTAURANTS, INC.

*And the Guarantors listed in the Table of Additional Registrants

(Exact name of Registrant as specified in its charter)

Delaware	5812	33-0602639
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

6307 Carpinteria Ave., Ste. A

Carpinteria, California 93013

(805) 745-7500

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Andrew F. Puzder

Chief Executive Officer

CKE Restaurants, Inc.

6307 Carpinteria Ave., Ste. A

Carpinteria, California 93013

(805) 745-7500

(Name and address, including zip code, and telephone

number, including area code, of agent for service)

With Copies to:

Howard A. Kenny, Esq.

Morgan, Lewis & Bockius LLP

101 Park Avenue

New York, New York 10178

(212) 309-6000

Fax: (212) 309-6001

Approximate date of commencement of exchange offer: As soon as practicable after the effective date of this registration statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 under the Securities Exchange Act of 1934:

Large accelerated filer	☐		Accelerated filer	☐
Non-accelerated filer	☒	(Do not check if a smaller reporting company)	Smaller reporting company	☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

*Table of Additional Registrants

Name of Additional Registrant+	Jurisdiction of Incorporation or Formation	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
CKE Distribution, LLC	California	5812	None
Aeroways, LLC	California	5812	None
Carl Karcher Enterprises, Inc.	California	5812	95 - 2415578
Hardee’s Food Systems, Inc.	North Carolina	5812	56 - 0732584
Spardee’s Realty, Inc.	Alabama	5812	58 - 1864855
HED, Inc.	North Carolina	5812	56 - 1253195
Burger Chef Systems, Inc.	North Carolina	5812	56 - 0905056
Santa Barbara Restaurant Group, Inc.	Delaware	5812	33 - 0403086
GB Franchise Corporation	California	5812	33 - 0315776
Channel Islands Roasting Company	California	5812	20 - 1332309
CKE REIT II, Inc.	Delaware	5812	None
Carl’s Jr. Region VIII, Inc.	Delaware	5812	33-0823059
Flagstar Enterprises, Inc.	Alabama	5812	57-0900036

+	Addresses and telephone numbers of principal executive offices are the same as those of CKE Restaurants, Inc.

Explanatory Note

The sole purpose of this Amendment No. 1 is to amend the exhibit index and to file Exhibits 5.1, 5.2, 5.3 and 23.1 to the registration statement. No other changes have been made to the registration statement. Accordingly, the amendment consists only of the facing page, this explanatory note and Part II of this registration statement.

PART II

ITEM 20. Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed actions, suits or proceedings in which such person is made a party by reason of such person being or having been a director, officer, employee or agent of the Registrant. The Delaware General Corporation Law provides that Section 145 is not exclusive of other rights to which those seeking indemnification may be entitled under any bylaws, agreement, vote of stockholders or disinterested directors or otherwise. The Registrant’s Certificate of Incorporation provides for indemnification by the Registrant of its directors, officers and employees to the fullest extent permitted by the Delaware General Corporation Law.

Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) for unlawful payments of dividends or unlawful stock repurchases, redemptions or other distributions or (4) for any transaction from which the director derived an improper personal benefit. The Registrant’s Certificate of Incorporation and its Amended and Restated Bylaws provide for such limitation of liability to the fullest extent permitted by the Delaware General Corporation Law.

The Registrant maintains standard policies of insurance under which coverage is provided (1) to its directors and officers against loss rising from claims made by reason of breach of duty or other wrongful act, while acting in their capacity as directors and officers of the Registrant, and (2) to the Registrant with respect to payments which may be made by the Registrant to such officers and directors pursuant to any indemnification provision contained in the Certificate of Incorporation or otherwise as a matter of law.

Santa Barbara Restaurant Group, Inc., CKE REIT II, Inc. and Carl’s Jr. Region VIII, Inc. are organized under the laws of the State of Delaware. Under Delaware law, directors, officers, employees and other individuals may be indemnified against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard of conduct is applicable in the case of a derivative action, except that indemnification only extends to expenses (including attorneys’ fees) incurred in connection with defense or settlement of such an action and Delaware law requires court approval before there can be any indemnification of expenses where the person seeking indemnification has been found liable to the corporation.

The Certificates of Incorporation, as amended, of each of Santa Barbara Restaurant Group, Inc., CKE REIT II, Inc. and Carl’s Jr. Region VIII, Inc. provide for the indemnification of directors except for (1) liability for any breach of the director’s loyalty to the company to its stockholders, (2) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law, (3) under Section 174 of the Delaware General Corporation Law, or (4) any transaction from which the director derived an improper benefit. It is intended that the foregoing provisions provide the maximum protection against liability afforded by the Delaware General Corporation Law.

The laws of Alabama, California and North Carolina governing the guarantors listed as registrants under this registration statement contain provisions similar to Delaware law regarding the indemnification of directors, managers, trustees and officers, as applicable, and the limitation of their personal liability.

ITEM 21.   EXHIBITS

(a)	Exhibits

Exhibit Number	Description of Exhibits

2.1	Agreement and Plan of Merger, dated as of April 18, 2010, by and among Columbia Lake Acquisition Holdings, Inc., Columbia Lake Acquisition Corp. and CKE Restaurants, Inc.*

3.1	Certificate of Incorporation of CKE Restaurants, Inc.*

3.2	Amended and Restated By-Laws of CKE Restaurants, Inc.*

3.3	Articles of Organization of CKE Distribution, LLC*

3.4	Operating Agreement of CKE Distribution, LLC*

3.5	Articles of Organization of Aeroways, LLC*

3.6	Operating Agreement of Aeroways, LLC*

3.7	Articles of Incorporation of Carl Karcher Enterprises, Inc.*

3.8	Bylaws of Carl Karcher Enterprises, Inc.*

3.9	Restated Charter of Hardee’s Food Systems, Inc.*

3.10	By-laws of Hardee’s Food Systems, Inc.*

3.11	Amended and Restated Articles of Incorporation of Spardee’s Realty, Inc.*

3.12	Bylaws of Spardee’s Realty, Inc.*

3.13	Articles of Incorporation of HED, Inc.*

3.14	By-laws of HED, Inc.*

3.15	Articles of Incorporation of Burger Chef Systems, Inc.*

3.16	Bylaws of Burger Chef Systems, Inc.*

3.17	Amended and Restated Certificate of Incorporation of Santa Barbara Restaurant Group, Inc.*

3.18	Amended and Restated Bylaws of Santa Barbara Restaurant Group, Inc.*

3.19	Articles of Incorporation of GB Franchise Corporation*

3.20	Bylaws of GB Franchise Corporation*

3.21	Articles of Incorporation of Channel Islands Roasting Company*

3.22	Bylaws of Channel Islands Roasting Company*

3.23	Certificate of Incorporation of CKE REIT II, Inc.*

3.24	Bylaws of CKE REIT II, Inc.*

3.25	Certificate of Incorporation of Carl’s Jr. Region VIII, Inc.*

3.26	Bylaws of Carl’s Jr. Region VIII, Inc.*

3.27	Articles of Incorporation of Flagstar Enterprises, Inc.*

3.28	Bylaws of Flagstar Enterprises, Inc.*

4.1	Senior Secured Second Lien Notes Indenture, dated as of July 12, 2010, between Columbia Lake Acquisition Corp. and Wells Fargo Bank, National Association, as Trustee*

4.2	First Supplemental Indenture, dated as of July 12, 2010, by and among CKE Restaurants, Inc., the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee, to the Senior Secured Second Lien Notes Indenture, dated as of July 12, 2010, between Columbia Lake Acquisition Corp. and Wells Fargo Bank, National Association, as Trustee*

4.3	Form of 11.375% Senior Secured Second Lien Notes due 2018 (included in the Indenture filed as Exhibit 4.1 to the registration statement)*

4.4	Registration Rights Agreement, dated July 12, 2010, by and among Columbia Lake Acquisition Corp., CKE Restaurants, Inc, and the Guarantors party thereto and Morgan Stanley & Co. Incorporated, Citigroup Global Markets, Inc. and RBC Capital Markets Corporation, as Initial Purchasers*

5.1	Opinion of Morgan, Lewis & Bockius LLP**

5.2	Opinion of Parker Poe Adams & Bernstein LLP**

5.3	Opinion of Burr & Forman LLP**

10.1	Credit Agreement, dated as of July 12, 2010, among Columbia Lake Acquisition Holdings, Inc., Columbia Lake Acquisition Corp. (merged with and into CKE Restaurants, Inc.), as Borrower, the Lenders party thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent and Collateral Agent, Citicorp North America, Inc. and Royal Bank of Canada, as Co-Syndication Agents, and Morgan Stanley Senior Funding, Inc., Citicorp Global Markers Inc. and RBC Capital Markets, as Joint Bookrunners and Joint-Lead Arrangers*

10.2	Intercreditor Agreement, dated as of July 12, 2010, among Morgan Stanley Senior Funding, Inc., as Credit Agreement Agent, each Other First-Priority Lien Obligations Agent party thereto, Wells Fargo Bank, National Association, as Trustee, and each collateral agent for any Future Second Lien Indebtedness party thereto*

10.3	Collateral Agreement, dated as of July 12, 2010, among Columbia Lake Acquisition Corp. (merged with and into CKE Restaurants, Inc.), as Issuer, each Guarantor identified therein, and Wells Fargo Bank, National Association, as Trustee and Collateral Agent.*

10.4	Notes Copyright Security Agreement, dated as of July 12, 2010, among the Guarantors identified therein, Wells Fargo Bank, National Association, as Trustee and Collateral Agent.*

10.5	Notes Patent Security Agreement, dated as of July 12, 2010, among the Guarantors identified therein, Wells Fargo Bank, National Association, as Trustee and Collateral Agent.*

10.6	Notes Trademark Security Agreement, dated as of July 12, 2010, among the Guarantors identified therein, Wells Fargo Bank, National Association, as Trustee and Collateral Agent.*

10.7	Management Services Agreement, dated as of July 12, 2010, among CKE Restaurants, Inc., Columbia Lake Acquisition Holdings, Inc., and Apollo Management VII, L.P.*

10.8	Limited Partnership Agreement of Apollo CKE Holdings, L.P., dated as of July 12, 2010, among Apollo CKE GP, LLC, as the General Partner, Apollo CKE Investors, L.P., as a Limited Partner, and the Management Limited Partners, each as a Limited Partner*

10.9	Employment Agreement with Andrew F. Puzder*

10.10	Employment Agreement with E. Michael Murphy*

10.11	Employment Agreement with Theodore Abajian*

12.1	Statement Regarding the Computation of Ratio of Earnings to Fixed Charges for CKE Restaurants, Inc.*

21.1	Subsidiaries of CKE Restaurants, Inc.*

23.1	Consent of KPMG LLP**

23.2	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1)**

23.3	Consent of Parker Poe Adams & Bernstein LLP (included in Exhibit 5.2)**

23.4	Consent of Burr & Forman LLP (included in Exhibit 5.3)**

24.1	Powers of Attorney (included in the signature pages to the registration statement filed on October 15, 2010)*

25.1	Statement of Eligibility on Form T-1 of Wells Fargo Bank, National Association, as trustee under the Indenture for CKE Restaurants, Inc.’s 11.375% Senior Secured Second Lien Notes due 2018*

99.1	Form of Letter of Transmittal*

99.2	Form of Notice for Guaranteed Delivery*

99.3	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees*

99.4	Form of Letter from Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their Clients*

*	Previously filed
**	Filed herewith

ITEM 22. UNDERTAKINGS

The undersigned registrants hereby undertake:

(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i)	Each prospectus filed pursuant to Rule 424(b) as part of the registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	That, for the purpose of determining liability of the registrants under the Securities Act to any purchaser in the initial distribution of securities: The undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or its securities provided by or on behalf of the undersigned registrants; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

(f)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(g)	To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the date of the registration statement through the date of responding to the request.

(h)	To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Carpinteria, State of California, on November 8, 2010.

CKE RESTAURANTS, INC.

By:	/s/ ANDREW F. PUZDER
Name:	Andrew F. Puzder
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ANDREW F. PUZDER Andrew F. Puzder	Chief Executive Officer and Director (Principal Executive Officer)	November 8, 2010

/s/ THEODORE ABAJIAN Theodore Abajian	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	November 8, 2010

/S/ REESE STEWART Reese Stewart	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	November 8, 2010

* Peter P. Copses	Chairman of the Board of Directors	November 8, 2010

* Robert J. DiNicola	Director	November 8, 2010

* George G. Golleher	Director	November 8, 2010

* Lance A. Milken	Director	November 8, 2010

* Daniel E. Ponder, Jr.		Director	November 8, 2010

* Jerold H. Rubinstein		Director	November 8, 2010

* C. Thomas Thompson		Director	November 8, 2010

* By:	/s/ THEODORE ABAJIAN
Theodore Abajian Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Carpinteria, State of California, on November 8, 2010.

CKE DISTRIBUTION, LLC*

By:	CKE Restaurants, Inc., as Sole Member

By:	/s/ ANDREW F. PUZDER
Name:	Andrew F. Puzder
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following person in the capacity and on the date indicated.

Signature		Title	Date

By:	/s/ ANDREW F. PUZDER	Chief Executive Officer and Director (Principal Executive Officer)	November 8, 2010
CKE Restaurants, Inc., as Sole Member
Name:	Andrew F. Puzder

*	CKE Distribution, LLC is a single member limited liability company managed by its sole member, CKE Restaurants, Inc., and does not have any officers or a board of directors or similar body. A separate signature page for CKE Restaurants, Inc. is included elsewhere in this Amendment No. 1 to registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Carpinteria, State of California, on November 8, 2010.

AEROWAYS, LLC*

By:	CKE Restaurants, Inc., as Sole Member

By:	/s/ ANDREW F. PUZDER
Name: Title:	Andrew F. Puzder Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following person in the capacity and on the date indicated.

Signature		Title	Date

By:	/s/ ANDREW F. PUZDER	Chief Executive Officer and Director (Principal Executive Officer)	November 8, 2010
CKE Restaurants, Inc., as Sole Member
Name:	Andrew F. Puzder

*	Aeroways, LLC is a single member limited liability company managed by its sole member, CKE Restaurants, Inc., and does not have any officers or a board of directors or similar body. A separate signature page for CKE Restaurants, Inc. is included elsewhere in this Amendment No. 1 to the registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Carpinteria, State of California, on November 8, 2010.

CARL KARCHER ENTERPRISES, INC.

By:	/s/ ANDREW F. PUZDER
Name:	Andrew F. Puzder
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ ANDREW F. PUZDER Andrew F. Puzder		Chief Executive Officer and Director (Principal Executive Officer)	November 8, 2010

/s/ THEODORE ABAJIAN Theodore Abajian		Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	November 8, 2010

* E. Michael Murphy		Director	November 8, 2010

* By:	/s/ THEODORE ABAJIAN
Theodore Abajian Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Carpinteria, State of California, on November 8, 2010.

HARDEE’S FOOD SYSTEMS, INC.

By:	/s/ ANDREW F. PUZDER
Name:	Andrew F. Puzder
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ ANDREW F. PUZDER Andrew F. Puzder		Chief Executive Officer and Director (Principal Executive Officer)	November 8, 2010

/s/ THEODORE ABAJIAN Theodore Abajian		Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	November 8, 2010

* E. Michael Murphy		Director	November 8, 2010

* By:	/s/ THEODORE ABAJIAN
Theodore Abajian Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Carpinteria, State of California, on November 8, 2010.

SPARDEE’S REALTY, INC.

By:	/s/ ANDREW F. PUZDER
Name:	Andrew F. Puzder
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ ANDREW F. PUZDER Andrew F. Puzder		Chief Executive Officer and Director (Principal Executive Officer)	November 8, 2010

/s/ THEODORE ABAJIAN Theodore Abajian		Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	November 8, 2010

* E. Michael Murphy		Director	November 8, 2010

* By:	/s/ THEODORE ABAJIAN
Theodore Abajian Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Carpinteria, State of California, on November 8, 2010.

HED, INC.

By:	/s/ ANDREW F. PUZDER
Name:	Andrew F. Puzder
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ ANDREW F. PUZDER Andrew F. Puzder		Chief Executive Officer and Director (Principal Executive Officer)	November 8, 2010

/s/ THEODORE ABAJIAN Theodore Abajian		Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	November 8, 2010

* E. Michael Murphy		Director	November 8, 2010

* By:	/s/ THEODORE ABAJIAN
Theodore Abajian Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Carpinteria, State of California, on November 8, 2010.

BURGER CHEF SYSTEMS, INC.

By:	/s/ ANDREW F. PUZDER
Name:	Andrew F. Puzder
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ ANDREW F. PUZDER Andrew F. Puzder		Chief Executive Officer and Director (Principal Executive Officer)	November 8, 2010

/s/ THEODORE ABAJIAN Theodore Abajian		Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	November 8, 2010

* E. Michael Murphy		Director	November 8, 2010

* By:	/s/ THEODORE ABAJIAN
Theodore Abajian Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Carpinteria, State of California, on November 8, 2010.

SANTA BARBARA RESTAURANT GROUP, INC.

By:	/s/ ANDREW F. PUZDER
Name:	Andrew F. Puzder
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ ANDREW F. PUZDER Andrew F. Puzder		Chief Executive Officer and Director (Principal Executive Officer)	November 8, 2010

/s/ THEODORE ABAJIAN Theodore Abajian		Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	November 8, 2010

* E. Michael Murphy		Director	November 8, 2010

* By:	/s/ THEODORE ABAJIAN
Theodore Abajian Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Carpinteria, State of California, on November 8, 2010.

GB FRANCHISE CORPORATION

By:	/s/ ANDREW F. PUZDER
Name:	Andrew F. Puzder
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ ANDREW F. PUZDER Andrew F. Puzder		Chief Executive Officer and Director (Principal Executive Officer)	November 8, 2010

/s/ THEODORE ABAJIAN Theodore Abajian		Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	November 8, 2010

* E. Michael Murphy		Director	November 8, 2010

* By:	/s/ THEODORE ABAJIAN
Theodore Abajian Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Carpinteria, State of California, on November 8, 2010.

CHANNEL ISLANDS ROASTING COMPANY

By:	/s/ ANDREW F. PUZDER
Name:	Andrew F. Puzder
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ ANDREW F. PUZDER Andrew F. Puzder		Chief Executive Officer and Director (Principal Executive Officer)	November 8, 2010

/s/ THEODORE ABAJIAN Theodore Abajian		Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	November 8, 2010

* E. Michael Murphy		Director	November 8, 2010

* By:	/s/ THEODORE ABAJIAN
Theodore Abajian Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Carpinteria, State of California, on November 8, 2010.

CKE REIT II, INC.

By:	/s/ ANDREW F. PUZDER
Name:	Andrew F. Puzder
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ ANDREW F. PUZDER Andrew F. Puzder		Chief Executive Officer and Director (Principal Executive Officer)	November 8, 2010

/s/ THEODORE ABAJIAN Theodore Abajian		Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	November 8, 2010

* E. Michael Murphy		Director	November 8, 2010

* By:	/s/ THEODORE ABAJIAN
Theodore Abajian Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Carpinteria, State of California, on November 8, 2010.

CARL’S JR. REGION VIII, INC.

By:	/s/ ANDREW F. PUZDER
Name:	Andrew F. Puzder
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ ANDREW F. PUZDER Andrew F. Puzder		Chief Executive Officer and Director (Principal Executive Officer)	November 8, 2010

/s/ THEODORE ABAJIAN Theodore Abajian		Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	November 8, 2010

* E. Michael Murphy		President and Director	November 8, 2010

* By:	/s/ THEODORE ABAJIAN
Theodore Abajian Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Carpinteria, State of California, on November 8, 2010.

FLAGSTAR ENTERPRISES, INC.

By:	/s/ ANDREW F. PUZDER
Name:	Andrew F. Puzder
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ ANDREW F. PUZDER Andrew F. Puzder		Chief Executive Officer and Director (Principal Executive Officer)	November 8, 2010

/s/ THEODORE ABAJIAN Theodore Abajian		Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	November 8, 2010

* E. Michael Murphy		Director	November 8, 2010

* By:	/s/ THEODORE ABAJIAN
Theodore Abajian Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

2.1	Agreement and Plan of Merger, dated as of April 18, 2010, by and among Columbia Lake Acquisition Holdings, Inc., Columbia Lake Acquisition Corp. and CKE Restaurants, Inc.*

3.1	Certificate of Incorporation of CKE Restaurants, Inc.*

3.2	Amended and Restated By-Laws of CKE Restaurants, Inc.*

3.3	Articles of Organization of CKE Distribution, LLC*

3.4	Operating Agreement of CKE Distribution, LLC*

3.5	Articles of Organization of Aeroways, LLC*

3.6	Operating Agreement of Aeroways, LLC*

3.7	Articles of Incorporation of Carl Karcher Enterprises, Inc.*

3.8	Bylaws of Carl Karcher Enterprises, Inc.*

3.9	Restated Charter of Hardee’s Food Systems, Inc.*

3.10	By-laws of Hardee’s Food Systems, Inc.*

3.11	Amended and Restated Articles of Incorporation of Spardee’s Realty, Inc.*

3.12	Bylaws of Spardee’s Realty, Inc.*

3.13	Articles of Incorporation of HED, Inc.*

3.14	By-laws of HED, Inc.*

3.15	Articles of Incorporation of Burger Chef Systems, Inc.*

3.16	Bylaws of Burger Chef Systems, Inc.*

3.17	Amended and Restated Certificate of Incorporation of Santa Barbara Restaurant Group, Inc.*

3.18	Amended and Restated Bylaws of Santa Barbara Restaurant Group, Inc.*

3.19	Articles of Incorporation of GB Franchise Corporation*

3.20	Bylaws of GB Franchise Corporation*

3.21	Articles of Incorporation of Channel Islands Roasting Company*

3.22	Bylaws of Channel Islands Roasting Company*

3.23	Certificate of Incorporation of CKE REIT II, Inc.*

3.24	Bylaws of CKE REIT II, Inc.*

3.25	Certificate of Incorporation of Carl’s Jr. Region VIII, Inc.*

3.26	Bylaws of Carl’s Jr. Region VIII, Inc.*

3.27	Articles of Incorporation of Flagstar Enterprises, Inc.*

3.28	Bylaws of Flagstar Enterprises, Inc.*

4.1	Senior Secured Second Lien Notes Indenture, dated as of July 12, 2010, between Columbia Lake Acquisition Corp. and Wells Fargo Bank, National Association, as Trustee*

4.2	First Supplemental Indenture, dated as of July 12, 2010, by and among CKE Restaurants, Inc., the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee, to the Senior Secured Second Lien Notes Indenture, dated as of July 12, 2010, between Columbia Lake Acquisition Corp. and Wells Fargo Bank, National Association, as Trustee*

4.3	Form of 11.375% Senior Secured Second Lien Notes due 2018 (included in the Indenture filed as Exhibit 4.1 to the registration statement)*

4.4	Registration Rights Agreement, dated July 12, 2010, by and among Columbia Lake Acquisition Corp., CKE Restaurants, Inc, and the Guarantors party thereto and Morgan Stanley & Co. Incorporated, Citigroup Global Markets, Inc. and RBC Capital Markets Corporation, as Initial Purchasers*

5.1	Opinion of Morgan, Lewis & Bockius LLP**

5.2	Opinion of Parker Poe Adams & Bernstein LLP**

5.3	Opinion of Burr & Forman LLP**

10.1	Credit Agreement, dated as of July 12, 2010, among Columbia Lake Acquisition Holdings, Inc., Columbia Lake Acquisition Corp. (merged with and into CKE Restaurants, Inc.), as Borrower, the Lenders party thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent and Collateral Agent, Citicorp North America, Inc. and Royal Bank of Canada, as Co-Syndication Agents, and Morgan Stanley Senior Funding, Inc., Citicorp Global Markers Inc. and RBC Capital Markets, as Joint Bookrunners and Joint-Lead Arrangers*

10.2	Intercreditor Agreement, dated as of July 12, 2010, among Morgan Stanley Senior Funding, Inc., as Credit Agreement Agent, each Other First-Priority Lien Obligations Agent party thereto, Wells Fargo Bank, National Association, as Trustee, and each collateral agent for any Future Second Lien Indebtedness party thereto*

10.3	Collateral Agreement, dated as of July 12, 2010, among Columbia Lake Acquisition Corp. (merged with and into CKE Restaurants, Inc.), as Issuer, each Guarantor identified therein, and Wells Fargo Bank, National Association, as Trustee and Collateral Agent.*

10.4	Notes Copyright Security Agreement, dated as of July 12, 2010, among the Guarantors identified therein, Wells Fargo Bank, National Association, as Trustee and Collateral Agent.*

10.5	Notes Patent Security Agreement, dated as of July 12, 2010, among the Guarantors identified therein, Wells Fargo Bank, National Association, as Trustee and Collateral Agent.*

10.6	Notes Trademark Security Agreement, dated as of July 12, 2010, among the Guarantors identified therein, Wells Fargo Bank, National Association, as Trustee and Collateral Agent.*

10.7	Management Services Agreement, dated as of July 12, 2010, among CKE Restaurants, Inc., Columbia Lake Acquisition Holdings, Inc., and Apollo Management VII, L.P.*

10.8	Limited Partnership Agreement of Apollo CKE Holdings, L.P., dated as of July 12, 2010, among Apollo CKE GP, LLC, as the General Partner, Apollo CKE Investors, L.P., as a Limited Partner, and the Management Limited Partners, each as a Limited Partner*

10.9	Employment Agreement with Andrew F. Puzder*

10.10	Employment Agreement with E. Michael Murphy*

10.11	Employment Agreement with Theodore Abajian*

12.1	Statement Regarding the Computation of Ratio of Earnings to Fixed Charges for CKE Restaurants, Inc.*

21.1	Subsidiaries of CKE Restaurants, Inc.*

23.1	Consent of KPMG LLP**

23.2	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1)**

23.3	Consent of Parker Poe Adams & Bernstein LLP (included in Exhibit 5.2)**

23.4	Consent of Burr & Forman LLP (included in Exhibit 5.3)**

24.1	Powers of Attorney (included in the signature pages to the registration statement filed on October 15, 2010)*

25.1	Statement of Eligibility on Form T-1 of Wells Fargo Bank, National Association, as trustee under the Indenture for CKE Restaurants, Inc.’s 11.375% Senior Secured Second Lien Notes due 2018*

99.1	Form of Letter of Transmittal*

99.2	Form of Notice for Guaranteed Delivery*

99.3	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees*

99.4	Form of Letter from Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their Clients*

*	Previously filed
**	Filed herewith